Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-35605, 333-47466, and 333-66381.


                                  /s/ ARTHUR ANDERSEN LLP


Phoenix, Arizona
July 30, 2001